GUIDESTONE FUNDS
Supplement dated March 27, 2020
to
Prospectus dated May 1, 2019
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.         CHANGES TO ADDITIONAL INVESTMENT & RISK INFORMATION
In the section “Additional Investment & Risk Information,” on page 164, the fourth paragraph for the Recent Market Conditions disclosure is deleted in its entirety and replaced with the following:
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that political, economic and other conditions (including, but not limited to, natural disasters, pandemics, epidemics and social unrest) in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and rapidly became a pandemic. This has created closed borders, quarantines, supply chain disruptions and general anxiety, negatively impacting global markets in an unforeseeable manner. Impacts of such outbreaks present or future may be quick, severe and of unknowable duration.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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